UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07512

BNY Mellon Worldwide Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/23

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Worldwide Growth Fund, Inc.

SEMI-ANNUAL REPORT April 30, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through April 30, 2023, as provided by portfolio managers Alan R. Christensen, Catherine P. Crain, W. Gentry Lee Jr., Christopher B. Sarofim, and Charles E. Sheedy of Fayez Sarofim & Co., LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended April 30, 2023, BNY Mellon Worldwide Growth Fund, Inc. (the “fund”) produced a total return of 17.52% for Class A shares, 17.10% for Class C shares, 17.68% for Class I shares and 17.72% for Class Y shares.1 For the same period, the fund’s benchmark, the MSCI World Index (the “Index”), produced a 12.26% total return.2

Global equities rose during the reporting period as inflation began to ease, the pace of interest rate hikes slowed, and China lifted its COVID-19 restrictions. The fund outperformed its benchmark due primarily to favorable security selection.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the common stock of U.S. and foreign companies. The fund will normally invest at least 25% of its assets in foreign companies and at least 25% of its assets in U.S. companies. The fund focuses on “blue-chip” multinational companies with total market values of more than $5 billion. Blue-chip companies are established companies that are considered “known quantities.” These companies often have a long record of profit growth and dividend payments, as well as a reputation for quality management, products and services. Multinational companies are large, established, globally managed companies that manufacture and distribute their products and services throughout the world.

In choosing stocks, the fund’s sub-adviser first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund’s sub-adviser then seeks companies within these sectors that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence, plus the potential to achieve predictable, above-average earnings growth. The fund also invests in U.S. dollar-denominated American depositary receipts.

The fund employs a “buy-and-hold” investment strategy, which is an investment strategy characterized by a low portfolio turnover rate that helps to reduce the fund’s trading costs and minimize tax liability by limiting the distribution of capital gains.3

Stocks Aided by Slowing Rate Hikes, End of China’s Zero-COVID Policy

The MSCI World Index gained 12.3% in the reporting period. Investor sentiment was boosted by a slower pace of interest-rate increases, China’s loosening of its Zero-COVID policy, a heightened focus on profitability during earnings season and the U.S. government’s quick response to the regional banking crisis.

The U.S. Federal Reserve’s (the “Fed”) monetary tightening policies aimed at curbing inflation continued to be the dominant theme. The Fed reiterated its outlook that rates need to remain higher for longer. Throughout the period, data showed that inflation continued to slow from its peak in June 2022, and that the labor market began to soften. Notably, some large technology companies in the U.S. announced layoffs or paused hiring amid a more cautious macroeconomic outlook. The stubbornness of inflation signaled that rates would have to remain higher for longer, threatening the economy with a potential recession.

Across Europe, data indicated that inflation continued to ease. The European Central Bank (“ECB”) echoed the Fed and reiterated its focus on taming inflation. Energy prices and the ongoing Russia-Ukraine war remained a concern for the continent. Investors weighed hawkish comments by the Fed and ECB against data showing inflation had peaked, and economic activity was beginning to slow, which supported a narrative of a central bank pivot on rate cuts. In China, frustration over draconian policies boiled over and forced policymakers to loosen and ultimately end the country’s restrictive Zero-COVID policies. Investors cheered this development, given China’s large consumer base and its integral role in global supply chains.

The fourth-quarter 2022 and first-quarter 2023 earnings seasons had similar themes, both echoing a corporate spending pullback and a focus on profitability through optimization and trimming labor costs. While markets digested inflation and earnings data, a banking crisis erupted. U.S. Regional banks—Silicon Valley Bank, Signature Bank and First Republic Bank—faced mounting losses in their long-dated bond holdings as interest rates rose. Uninsured depositors were spooked by the headlines and lost confidence, choosing to move their money into larger money center banks. All three U.S. regional banks collapsed, went into receivership and were eventually sold off to larger banks. The crisis of confidence spread to Europe as similar concerns at Switzerland’s Credit Suisse led to rapid depositor withdrawals and ultimately a government-facilitated sale to rival UBS. With financial stability as another concern to add to the long list of worries, investors were apprehensive and adopted a wait-and-see approach.

Within the Index, every sector delivered gains in the period except energy, which finished slightly negative. Relative outperformers included the communication services, information technology and materials sectors. Relative underperformers included the energy, health care and real estate sectors.

Stock Selection Aided Performance

The fund outperformed the Index during the period, driven primarily by a positive selection effect. Within the overweighted consumer discretionary sector, the fund’s holdings outpaced the broader sector to contribute a positive selection effect. In the health care sector, the fund’s underweight allocation and stock selections both contributed positively in the period. The fund benefited from its strategic holdings across the overweighted consumer staples sector, which supported relative results in the period. The top contributors to relative performance included Microsoft Corp, LVMH Moet Hennessy Louis Vuitton SE, L’Oréal, Novo Nordisk A/S and ASML Holding NV.

On the other hand, the fund’s overweight allocation in the challenged energy sector detracted from overall results. Within the industrials sector, the fund’s holdings trailed sector peers, which led to a negative contribution. The top detractors from relative performance included Chevron Corp., UnitedHealth Group, Inc., Roche Holding AG, Johnson & Johnson and The Walt Disney Company.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

A Focus on Quality

Volatility and uncertainty lie ahead, creating opportunities for investors with a long-term focus on high-quality companies with strong financial characteristics. We believe the fund’s holdings exhibit these characteristics, and we expect their earnings to be more resilient in the current environment.

Getting control over inflation appears to be taking longer than expected, which will necessitate longer periods of restrictive monetary policy. It appears the regulatory bodies were able to quickly contain the banking crisis, but questions about the health of the banking industry remain. While low turnover has been a quintessential characteristic of the fund, it belies the nimbleness and deep research with which we approach the investment process. In this turbulent environment, we continue to invest in high-quality companies with sound capital structures and resilient cash flows—all well positioned to continue growing.

May 15, 2023

1 Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future.

Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper, Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity.

A concentration of companies in a narrow sector could cause performance to be more volatile than funds invested in a broader range of industries.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Worldwide Growth Fund, Inc. from November 1, 2022 to April 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.15	$10.23	$4.86	$4.37
Ending value (after expenses)	$1,175.20	$1,171.00	$1,176.80	$1,177.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.71	$9.49	$4.51	$4.06
Ending value (after expenses)	$1,019.14	$1,015.37	$1,020.33	$1,020.78
†

Expenses are equal to the fund’s annualized expense ratio of 1.14% for Class A, 1.90% for Class C, .90% for Class I and .81% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.9%
Banks - 1.7%
JPMorgan Chase & Co.	129,590		17,914,522
Capital Goods - 1.5%
Assa Abloy AB, Cl. B	667,200		15,889,218
Consumer Discretionary Distribution & Retail - 3.1%
Amazon.com, Inc.	301,200	[a]	31,761,540
Consumer Durables & Apparel - 6.6%
Hermes International	7,226		15,679,979
LVMH Moet Hennessy Louis Vuitton SE	55,365		53,202,136
			68,882,115
Consumer Services - 3.3%
Marriott International, Inc., Cl. A	73,950		12,522,693
McDonald's Corp.	74,425		22,011,194
			34,533,887
Energy - 7.7%
Chevron Corp.	242,200		40,830,076
Hess Corp.	268,500		38,948,610
			79,778,686
Financial Services - 9.9%
BlackRock, Inc.	31,290		21,001,848
London Stock Exchange Group PLC	116,925		12,258,552
Mastercard, Inc., Cl. A	42,900		16,303,287
S&P Global, Inc.	46,997		17,040,172
Visa, Inc., Cl. A	155,350	[b]	36,154,605
			102,758,464
Food, Beverage & Tobacco - 9.9%
Altria Group, Inc.	167,325		7,949,611
Diageo PLC, ADR	75,920	[b]	14,083,160
Nestle SA, ADR	194,115		24,897,190
PepsiCo, Inc.	87,870		16,773,504
Philip Morris International, Inc.	203,555		20,349,393
The Coca-Cola Company	295,925		18,983,589
			103,036,447
Health Care Equipment & Services - 6.1%
Abbott Laboratories	167,185		18,468,928
EssilorLuxottica SA	82,300		16,268,761
Intuitive Surgical, Inc.	45,460	[a]	13,693,461
UnitedHealth Group, Inc.	30,750		15,131,767
			63,562,917
Household & Personal Products - 6.4%
L'Oreal SA, ADR	516,950		49,275,674
The Estee Lauder Companies, Inc., Cl. A	27,650		6,821,808

Description		Shares		Value ($)
Common Stocks - 98.9% (continued)
Household & Personal Products - 6.4% (continued)
The Procter & Gamble Company		64,050		10,016,139
				66,113,621
Insurance - 1.3%
AIA Group Ltd.		1,222,175		13,335,375
Materials - 3.0%
Air Liquide SA, ADR		427,799		15,379,374
Air Products & Chemicals, Inc.		55,650		16,381,134
				31,760,508
Media & Entertainment - 6.3%
Alphabet, Inc., Cl. C		309,000	[a]	33,439,980
Comcast Corp., Cl. A		320,395		13,254,741
Nintendo Co. Ltd.		243,250		10,259,262
Tencent Holdings Ltd.		134,975		5,970,921
The Walt Disney Company		24,586	[a]	2,520,065
				65,444,969
Pharmaceuticals Biotechnology & Life Sciences - 7.0%
AstraZeneca PLC		106,200		15,627,101
Novo Nordisk A/S, ADR		249,945		41,763,310
Roche Holding AG, ADR		382,195		14,989,688
				72,380,099
Semiconductors & Semiconductor Equipment - 5.4%
ASML Holding NV		41,650		26,525,219
Texas Instruments, Inc.		174,500		29,176,400
				55,701,619
Software & Services - 10.5%
Adobe, Inc.		26,775	[a]	10,109,169
Intuit, Inc.		29,175		12,952,241
Microsoft Corp.		281,535		86,504,444
				109,565,854
Technology Hardware & Equipment - 5.6%
Apple, Inc.		346,080		58,722,854
Transportation - 3.6%
Canadian Pacific Kansas City Ltd.		332,130		26,185,129
Union Pacific Corp.		55,365		10,834,931
				37,020,060
Total Common Stocks (cost $407,848,628)				1,028,162,755
	1-Day Yield (%)
Investment Companies - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $8,955,287)	4.96	8,955,287	[c]	8,955,287

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $5,484,822)	4.96	5,484,822	[c]	5,484,822
Total Investments (cost $422,288,737)		100.3%		1,042,602,864
Liabilities, Less Cash and Receivables		(.3%)		(3,141,771)
Net Assets		100.0%		1,039,461,093

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At April 30, 2023, the value of the fund’s securities on loan was $44,096,294 and the value of the collateral was $44,636,854, consisting of cash collateral of $5,484,822 and U.S. Government & Agency securities valued at $39,152,032. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	21.5
Consumer Staples	16.3
Health Care	13.1
Consumer Discretionary	13.0
Financials	12.9
Energy	7.7
Communication Services	6.3
Industrials	5.1
Materials	3.0
Investment Companies	1.4
100.3

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 4/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .9%	5,625,547	91,117,315	(87,787,575)	8,955,287	282,780
Investment of Cash Collateral for Securities Loaned - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .5%	32,250	101,189,824	(95,737,252)	5,484,822	33,738	††
Total - 1.4%	5,657,797	192,307,139	(183,524,827)	14,440,109	316,518

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $44,096,294)—Note 1(c):
Unaffiliated issuers	407,848,628	1,028,162,755
Affiliated issuers	14,440,109	14,440,109
Cash		126,896
Receivable for shares of Common Stock subscribed		1,726,276
Dividends and securities lending income receivable		1,717,969
Tax reclaim receivable—Note 1(b)		898,571
Prepaid expenses		87,767
		1,047,160,343
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		794,572
Cash overdraft due to Custodian denominated in foreign currency	356,374	356,938
Liability for securities on loan—Note 1(c)		5,484,822
Payable for shares of Common Stock redeemed		843,440
Directors’ fees and expenses payable		22,405
Other accrued expenses		197,073
		7,699,250
Net Assets ($)		1,039,461,093
Composition of Net Assets ($):
Paid-in capital		403,307,316
Total distributable earnings (loss)		636,153,777
Net Assets ($)		1,039,461,093

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	606,563,303	19,101,866	360,345,991	53,449,933
Shares Outstanding	9,499,365	368,764	5,588,045	829,728
Net Asset Value Per Share ($)	63.85	51.80	64.49	64.42

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $527,466 foreign taxes withheld at source):
Unaffiliated issuers	8,623,822
Affiliated issuers	282,780
Income from securities lending—Note 1(c)	33,738
Total Income	8,940,340
Expenses:
Management fee—Note 3(a)	3,440,939
Shareholder servicing costs—Note 3(c)	1,136,137
Distribution fees—Note 3(b)	61,559
Directors’ fees and expenses—Note 3(d)	55,985
Professional fees	52,546
Registration fees	50,380
Prospectus and shareholders’ reports	43,499
Custodian fees—Note 3(c)	13,643
Loan commitment fees—Note 2	10,637
Chief Compliance Officer fees—Note 3(c)	7,666
Miscellaneous	15,385
Total Expenses	4,888,376
Less—reduction in fees due to earnings credits—Note 3(c)	(33,189)
Net Expenses	4,855,187
Net Investment Income	4,085,153
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	12,185,052
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	134,524,326
Net Realized and Unrealized Gain (Loss) on Investments	146,709,378
Net Increase in Net Assets Resulting from Operations	150,794,531

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations ($):
Net investment income	4,085,153	3,704,657
Net realized gain (loss) on investments	12,185,052	58,648,794
Net change in unrealized appreciation (depreciation) on investments	134,524,326	(256,319,011)
Net Increase (Decrease) in Net Assets Resulting from Operations	150,794,531	(193,965,560)
Distributions ($):
Distributions to shareholders:
Class A	(37,793,052)	(55,918,388)
Class C	(1,246,932)	(1,393,651)
Class I	(18,390,088)	(20,192,411)
Class Y	(2,766,740)	(3,047,814)
Total Distributions	(60,196,812)	(80,552,264)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	19,060,937	34,372,028
Class C	3,294,793	6,366,832
Class I	106,171,196	137,860,388
Class Y	23,793,606	26,999,821
Distributions reinvested:
Class A	32,966,955	48,761,642
Class C	1,225,054	1,331,456
Class I	16,791,545	18,497,344
Class Y	2,360,144	2,862,448
Cost of shares redeemed:
Class A	(38,677,931)	(82,948,482)
Class C	(1,727,374)	(4,617,154)
Class I	(45,763,131)	(89,387,814)
Class Y	(6,740,952)	(27,813,532)
Increase (Decrease) in Net Assets from Capital Stock Transactions	112,754,842	72,284,977
Total Increase (Decrease) in Net Assets	203,352,561	(202,232,847)
Net Assets ($):
Beginning of Period	836,108,532	1,038,341,379
End of Period	1,039,461,093	836,108,532

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	318,119	523,586
Shares issued for distributions reinvested	559,968	665,081
Shares redeemed	(647,616)	(1,256,150)
Net Increase (Decrease) in Shares Outstanding	230,471	(67,483)
Class Cb
Shares sold	68,080	123,142
Shares issued for distributions reinvested	25,570	21,815
Shares redeemed	(35,349)	(84,197)
Net Increase (Decrease) in Shares Outstanding	58,301	60,760
Class Ia
Shares sold	1,765,454	2,173,872
Shares issued for distributions reinvested	282,761	250,990
Shares redeemed	(760,322)	(1,418,596)
Net Increase (Decrease) in Shares Outstanding	1,287,893	1,006,266
Class Y
Shares sold	396,122	399,578
Shares issued for distributions reinvested	39,803	38,886
Shares redeemed	(111,748)	(425,710)
Net Increase (Decrease) in Shares Outstanding	324,177	12,754

[a]	During the period ended October 31, 2022, 6,969 Class A shares representing $419,826 were exchanged for 6,908 Class I shares.
[b]

During the period ended April 30, 2023, 305 Class C shares representing $14,745 were automatically converted to 250 Class A shares and during the period ended October 31, 2022, 2,486 Class C shares representing $145,831 were automatically converted to 2,072 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2023		Year Ended October 31,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	58.17	77.71	58.39	54.01	52.03	58.28
Investment Operations:
Net investment income[a]	.24	.22	.14	.33	.47	.62
Net realized and unrealized gain (loss) on investments	9.59	(13.76)	21.73	8.01	7.48	.28
Total from Investment Operations	9.83	(13.54)	21.87	8.34	7.95	.90
Distributions:
Dividends from net investment income	(.07)	(.16)	(.24)	(.33)	(.50)	(.63)
Dividends from net realized gain on investments	(4.08)	(5.84)	(2.31)	(3.63)	(5.47)	(6.52)
Total Distributions	(4.15)	(6.00)	(2.55)	(3.96)	(5.97)	(7.15)
Net asset value, end of period	63.85	58.17	77.71	58.39	54.01	52.03
Total Return (%)[b]	17.52[c]	(19.00)	38.45	16.24	17.44	1.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14[d]	1.13	1.14	1.14	1.14	1.17
Ratio of net expenses to average net assets	1.14[d]	1.13	1.14	1.14	1.14	1.17
Ratio of net investment income to average net assets	.80[d]	.34	.20	.61	.92	1.14
Portfolio Turnover Rate	2.52[c]	10.38	7.06	4.92	4.06	4.52
Net Assets, end of period ($ x 1,000)	606,563	539,126	725,502	558,157	511,019	406,634

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2023		Year Ended October 31,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	48.01	65.47	49.71	46.59	45.68	51.91
Investment Operations:
Net investment income (loss)[a]	.02	(.23)	(.32)	(.04)	.10	.17
Net realized and unrealized gain (loss) on investments	7.85	(11.37)	18.39	6.83	6.44	.30
Total from Investment Operations	7.87	(11.60)	18.07	6.79	6.54	.47
Distributions:
Dividends from net investment income	-	(.02)	-	(.04)	(.16)	(.18)
Dividends from net realized gain on investments	(4.08)	(5.84)	(2.31)	(3.63)	(5.47)	(6.52)
Total Distributions	(4.08)	(5.86)	(2.31)	(3.67)	(5.63)	(6.70)
Net asset value, end of period	51.80	48.01	65.47	49.71	46.59	45.68
Total Return (%)[b]	17.10[c]	(19.62)	37.40	15.36	16.58	.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90[d]	1.90	1.89	1.89	1.89	1.90
Ratio of net expenses to average net assets	1.90[d]	1.90	1.89	1.89	1.89	1.90
Ratio of net investment income (loss) to average net assets	.07[d]	(.44)	(.55)	(.09)	.22	.35
Portfolio Turnover Rate	2.52[c]	10.38	7.06	4.92	4.06	4.52
Net Assets, end of period ($ x 1,000)	19,102	14,904	16,348	19,508	36,014	17,377

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2023		Year Ended October 31,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	58.70	78.31	58.82	54.38	52.37	58.72
Investment Operations:
Net investment income[a]	.32	.37	.32	.48	.60	.77
Net realized and unrealized gain (loss) on investments	9.69	(13.88)	21.89	8.06	7.53	.29
Total from Investment Operations	10.01	(13.51)	22.21	8.54	8.13	1.06
Distributions:
Dividends from net investment income	(.14)	(.26)	(.41)	(.47)	(.65)	(.89)
Dividends from net realized gain on investments	(4.08)	(5.84)	(2.31)	(3.63)	(5.47)	(6.52)
Total Distributions	(4.22)	(6.10)	(2.72)	(4.10)	(6.12)	(7.41)
Net asset value, end of period	64.49	58.70	78.31	58.82	54.38	52.37
Total Return (%)	17.68[b]	(18.81)	38.80	16.55	17.71	1.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[c]	.90	.88	.89	.89	.90
Ratio of net expenses to average net assets	.90[c]	.90	.88	.89	.89	.90
Ratio of net investment income to average net assets	1.07[c]	.57	.45	.86	1.18	1.40
Portfolio Turnover Rate	2.52[b]	10.38	7.06	4.92	4.06	4.52
Net Assets, end of period ($ x 1,000)	360,346	252,427	257,944	181,276	152,806	126,814

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2023		Year Ended October 31,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	58.65	78.22	58.76	54.33	52.33	58.71
Investment Operations:
Net investment income[a]	.36	.45	.38	.52	.62	.82
Net realized and unrealized gain (loss) on investments	9.67	(13.88)	21.84	8.05	7.54	.29
Total from Investment Operations	10.03	(13.43)	22.22	8.57	8.16	1.11
Distributions:
Dividends from net investment income	(.18)	(.30)	(.45)	(.51)	(.69)	(.97)
Dividends from net realized gain on investments	(4.08)	(5.84)	(2.31)	(3.63)	(5.47)	(6.52)
Total Distributions	(4.26)	(6.14)	(2.76)	(4.14)	(6.16)	(7.49)
Net asset value, end of period	64.42	58.65	78.22	58.76	54.33	52.33
Total Return (%)	17.72[b]	(18.74)	38.87	16.63	17.80	1.61
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[c]	.81	.80	.81	.81	.82
Ratio of net expenses to average net assets	.81[c]	.81	.80	.81	.81	.82
Ratio of net investment income to average net assets	1.18[c]	.69	.54	.94	1.26	1.50
Portfolio Turnover Rate	2.52[b]	10.38	7.06	4.92	4.06	4.52
Net Assets, end of period ($ x 1,000)	53,450	29,652	38,548	28,563	24,301	32,507

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Worldwide Growth Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital; current income is a secondary goal. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Prior to February 27, 2023, Fayez Sarofim & Co. served as the sub-adviser to the fund pursuant to a sub-investment advisory agreement between the Adviser and Fayez Sarofim & Co. (the “Prior Sub-Investment Advisory Agreement”). Effective February 27, 2023, the fund’s Board of Directors (the “Board”) approved an amended sub-investment advisory agreement (the “Amended Sub-Investment Advisory Agreement”), which reflected a change in Fayez Sarofim & Co.’s corporate form, from a Texas corporation to a Delaware limited liability company, and a new name, Fayez Sarofim & Co., LLC (the “Sub-Adviser”). The sub-advisory fee payable by the Adviser to the Sub-Adviser under the Amended Sub-Investment Advisory Agreement is the same as the sub-advisory fee under the Prior Sub-Investment Advisory Agreement. The fund’s investment strategy and management policies did not change in connection with the implementation of the Amended Sub-Investment Advisory Agreement. The Adviser continues to serve as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	869,671,450	158,491,305	††	-	1,028,162,755
Investment Companies	14,440,109	-		-	14,440,109

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2023, BNY Mellon earned $4,600 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2022 was as follows: ordinary income $2,780,850 and long-term capital gains $77,771,414. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective

Facility at the time of borrowing. During the period ended April 30, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a fee at an annual rate of .2175% of the value of the fund’s average daily net assets which is payable monthly.

During the period ended April 30, 2023, the Distributor retained $7,309 from commissions earned on sales of the fund’s Class A shares and $625 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2023, Class C shares were charged $61,559 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2023, Class A and Class C shares were charged $703,577 and $20,520, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2023, the fund was charged $48,202 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $33,189.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2023, the fund was charged $13,643 pursuant to the custody agreement.

During the period ended April 30, 2023, the fund was charged $7,666 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $622,798, Distribution Plan fees of $11,434, Shareholder Services Plan fees of $125,989, Custodian fees of $22,288, Chief Compliance Officer fees of $5,161 and Transfer Agent fees of $6,902.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended April 30, 2023, amounted to $76,587,822 and $23,111,798, respectively.

At April 30, 2023, accumulated net unrealized appreciation on investments was $620,314,127, consisting of $627,425,347 gross unrealized appreciation and $7,111,220 gross unrealized depreciation.

At April 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

This page intentionally left blank.

This page intentionally left blank.

For More Information

BNY Mellon Worldwide Growth Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co., LLC

Two Houston Center

Suite 2907

909 Fannin Street

Houston, TX 77010

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: PGROX Class C: PGRCX Class I: DPWRX Class Y: DPRIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0070SA0423

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Worldwide Growth Fund, Inc.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: June 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: June 22, 2023

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: June 21, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)